UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ODYSSEY MARINE EXPLORATION, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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5215 WEST LAUREL STREET

TAMPA, FLORIDA 33607

(813) 876-1776

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2010

TO THE STOCKHOLDERS OF ODYSSEY MARINE EXPLORATION, INC.:

The Annual Meeting of Stockholders of Odyssey Marine Exploration, Inc., a Nevada corporation (the “Company”), will be held at the Quorum Hotel – Tampa, 700 North Westshore Boulevard, Tampa, Florida, 33609, on Thursday, June 3, 2010, at 9:30 a.m., Eastern Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

1.	the election of six directors of the Corporation to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	amending the Company’s 2005 Stock Incentive Plan by adding 3,000,000 shares of common stock to the Plan;

3.	ratification of the appointment of Ferlita, Walsh & Gonzalez, P.A. as our independent registered public accounting firm; and

4.	such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

Only holders of record of the common stock, par value $0.0001 per share, of the Company at the close of business on April 5, 2010, will be entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

Whether or not you expect to attend the annual meeting of stockholders in person, we urge you to vote as soon as possible. As an alternative to voting at the annual meeting in person, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card in the postage-paid envelope enclosed with it. For detailed information on how you can vote, refer to the section entitled “How do I vote?” in the Proxy Statement. The giving of a proxy will not affect your right to vote in person if you attend the meeting. You may change your proxy vote automatically by voting in person at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

GREGORY P. STEMM
Chairman and Chief Executive Officer
Tampa, Florida
April 19, 2010

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

This year, in accordance with rules promulgated by the Securities and Exchange Commission, we have again elected to use the Internet as our primary means of furnishing proxy materials to our stockholders. Therefore, most stockholders will not receive paper copies of our proxy materials. Instead we will send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting by use of the Internet. The Notice of Internet Availability of Proxy Materials also informs stockholders how to get paper copies of our proxy materials if they wish to do so. We believe this method of proxy distribution will make the proxy distribution process more efficient, less costly, and will contribute to the conservation of natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

ODYSSEY MARINE EXPLORATION, INC.

5215 WEST LAUREL STREET

TAMPA, FLORIDA 33607

(813) 876-1776

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2010

ABOUT THE MEETING

Who is entitled to vote at the meeting?

All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote on all matters to be voted upon at the meeting. Only stockholders of record at the close of business on April 5, 2010, are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 5, 2010, we had 64,870,926 shares of common stock outstanding. Cumulative voting in the election of directors is not permitted.

How many shares must be present to establish a quorum?

A majority of Odyssey’s outstanding common stock represented in person or by proxy shall constitute a quorum at the meeting. Shares represented by a properly signed and returned proxy will be treated as present at the annual meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote. Likewise, stock represented by “broker non-votes” will be treated as present for purposes of determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves to vote such shares on that matter. On July 1, 2009, the SEC approved the New York Stock Exchange’s (“NYSE”) proposed rule change that eliminates broker discretionary voting in uncontested director elections effective at stockholder meetings held on or after January 1, 2010. The amendments to Rule 452 will also have the effect of eliminating discretionary broker voting for NASDAQ listed companies. Therefore, if you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the ratification of the Independent Registered Public Accounting Firm, even if the broker does not receive instructions from you.

The election of directors and the proposed amendment to the 2005 Stock Incentive Plan are not routine matters, so your broker may not vote your shares on this proposal without receiving instructions from you.

How do I vote?

Stockholders of Record: Shares Registered in Your Name

As an alternative to voting in person at the annual meeting, stockholders whose shares are registered in their own names may vote without attending the annual meeting by telephone, over the Internet, or by mail as described below:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on June 2, 2010. Have your proxy card in hand with the 12 Digit Control Number available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

VOTE BY TELEPHONE

You can transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on June 2, 2010, by telephone following the instructions on your Proxy Card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Beneficial Owners: Shares Held in “Street Name”

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive a notice regarding availability of proxy materials that will tell you how to access our proxy materials and provide voting instructions to your broker over the Internet. It will also tell you how to request a paper or e-mail copy of our proxy materials.

Note to Beneficial Owners: Under applicable laws, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. SEC rule changes no longer permit a bank, broker or nominee to vote on behalf of beneficial owners with respect to nonroutine matters such as the uncontested elections of directors and the proposed amendment to the 2005 Stock Incentive Plan. As noted, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the annual meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot. Stockholders who have elected to receive the 2010 proxy materials electronically will receive an e-mail on or about April 21, 2010, and no later than April 23, 2010, with information on how to access stockholder information and instructions for voting.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy on or before May 20, 2010, to facilitate timely delivery. Please choose one of the following methods to make your request: (1) BY INTERNET: www.proxyvote.com; (2) BY TELEPHONE: 1-800-579-1639; (3) BY E-MAIL: sendmaterial@proxyvote.com. NOTE: Include the 12 Digit Control Number located on the Notice in the subject line of your e-mail.

Can I change my vote after submitting a Proxy?

You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to Odyssey’s Secretary at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You may also vote in person at the annual meeting if you obtain a legal proxy as described above.

Regardless of how your shares are held and whether or not you plan to attend the annual meeting, we encourage you to vote by proxy to ensure that your vote is counted. Please note that you may still attend the annual meeting and vote in person even if you have already voted by proxy.

Information about attending the Annual Meeting.

If you plan to attend the meeting, please bring the following:

1. Proper identification containing recent photograph such as a driver’s license or passport. We may inspect your bags or packages, and we may require you to check them and in some cases, we may not permit you to enter the meeting with them.

2. Acceptable Proof of Ownership if your shares are held in “Street Name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is (a) a letter from your broker stating that you owned Odyssey Marine Exploration, Inc. stock on the record date or (b) an account statement showing that you owned Odyssey Marine Exploration, Inc. stock on the record date.

What is the voting requirement to approve each of the proposals?

The election of directors requires the affirmative vote of a plurality of the votes cast by shares represented in person or by proxy and entitled to vote for the election of directors. This means that the nominees receiving the most votes from those eligible to vote will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Accordingly, votes withheld as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

An affirmative vote of the majority of the shares of common stock represented and entitled to vote at the meeting, assuming a quorum is present, is necessary for the approval of other matters. For other matters, broker non-votes are not included in the vote totals. If you grant a proxy, the persons named as proxy-holders will have the discretion to vote your shares on any additional matter properly presented for a vote at the meeting. We are not aware of any other business to be acted upon at the meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Elections and will be subsequently published by us by the filing of a Form 8-K with the SEC within 4 business days of the annual meeting.

ELECTION OF DIRECTORS – Proposal 1

The Board of Directors currently consists of six members. The Board of Directors recommends the election as directors of the six nominees listed below, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the six current members of the present Board of Directors has been nominated for re-election. The persons named as “Proxies” in the form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. Please note that brokers may no longer vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held, the period during which each person has served as a director, any additional directorships with public companies, and the key characteristics of each member that are critical to effective board membership.

Name	Age	Positions and Offices Held and Term as a Director	Other Directorships of Public Companies
Gregory P. Stemm	52	Chairman and Chief Executive Officer; Director since May 1994	None

Key Qualifications: The Board recognizes that Mr. Stemm has extensive leadership experience as Chief Executive Officer and Chairman of the Board with an in-depth knowledge of the Company’s business, operations, strategy and management team, as well as his historical perspective on the Company’s origins and evolution. Distinguished as a pioneer in deep-ocean shipwreck exploration with extensive experience in all phases of shipwreck search and recovery, he plays a primary role in the development of new technologies and private sector standards for underwater cultural heritage resource management. He is a published author of many papers and articles on shipwrecks and underwater exploration, and is directly connected to the discovery of hundreds of shipwrecks throughout the world. In addition, his vast experience with international communities and governments regarding issues and opportunities facing our Company are attributes desirable to the Board.

Mark D. Gordon	49	President and Chief Operating Officer; Director since January 2008	None

Key Qualifications: The Board recognizes that Mr. Gordon is an innovative entrepreneur skilled at devising cutting-edge solutions to drive business growth, is a proven operator who turns visionary strategies into success, is experienced in trouble shooting with the ability to develop creative solutions to business challenges and is skilled in communications forging lasting alliances across industry and organizational levels. His management, strategic planning and development expertise are well suited skills relevant to service as a director of the Company.

Bradford B. Baker	50	Director since January 2008	Dobi Medical: 2003-2007

Key Qualifications: The Board recognizes that Mr. Baker, as past chief executive officer of a public company, has extensive experience as a senior executive with emphasis in management, operations and finance. His financial expertise and extensive not-for-profit board experience, particularly on audit committees, and willingness to serve as the Company’s financial expert is highly valued by our Board. In the past, Mr. Baker has served three public corporations as Director, serving as Audit Chairman and Compensation Chair. Mr. Baker’s diverse executive and board experience provides him with key skills in working with directors, and understanding board process and functions. He received a presidential appointment and through his work at the White House, developed an extensive understanding of government process and international relations.

David J. Bederman	48	Director since January 2006	None

Key Qualifications: The Board recognizes that Dr. Bederman is a distinguished professor of international and maritime Law at Emory University School of Law, with notable expertise in salvage law, shipwreck policy, maritime law and law of the sea, as well as a recognized appellate advocate—all of which are valuable skills to the Board as a team and the Company as a whole, especially in his leadership role as Lead Independent Director.

David J. Saul	70	Director since October 2001	None

Key Qualifications: The Board recognizes that Dr. Saul’s distinguished career as Bermuda’s Premier and Minister of Finance brings to the Board and the Company valuable and extensive international board and leadership experience, as well as business, financial and strategic acumen.

Jon D. Sawyer	64	Director since November 2009	None

Key Qualifications: The Board recognizes that Mr. Sawyer’s expertise on securities law, including in-depth experience with the Securities and Exchange Commission with extensive knowledge of the managements of public companies on various issues such as financing, corporate governance, disclosure issues and mergers and acquisitions are valuable assets to the Board and the Company.

There are no family relationships between any of the directors or the executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth biographical information as to the business experience of each Executive Officer and Director of the Company for at least the last five years.

Gregory P. Stemm has served as Chairman and Chief Executive Officer since January 2008. In these capacities, Mr. Stemm is responsible for strategic planning and general execution of our business plan. He had previously served as Co-Chairman since February 2006 and as a Director and Executive Vice President since May 1994. During that time he was responsible for research and operations on all shipwreck projects. Mr. Stemm has extensive experience in managing shipwreck exploration operations since entering the field in 1986, including deep-ocean search and robotic archaeological excavation on a number of projects. A panelist at the 1998 Law of the Sea Institute, Mr. Stemm was appointed for four consecutive terms to the United States delegation to the United Nations Educational, Scientific and Cultural Organization (UNESCO) expert meeting to negotiate the “Draft Convention for the Protection of Underwater Cultural Heritage.” He was selected as a Fellow of the Explorers Club, and was the founder and past-president of the Professional Shipwreck Explorers Association (ProSEA). Mr. Stemm served as a founding director (1986-93) and international president (1992-93) of YEO (Young Entrepreneurs Organization) and was also a founding member of the World Entrepreneurs Organization, where he served on the International Board of Directors (1997-98).

Mark D. Gordon has served as our President and Chief Operating Officer since October 2007 and as a Director since January 2008. He was named Executive Vice President of Sales in January 2007, in which capacity he was responsible for the Attraction, Business Development and Retail Merchandising operations for the Company. He joined the Company in June 2005 as Director of Business Development. Prior to joining Odyssey, Mr. Gordon started, owned, and managed four different entrepreneurial ventures from 1987 to 2003, including Synergy Networks, which he founded in 1993 and served as Chief Executive Officer until September of 2003, when the company was sold to the Rockefeller Group. He continued to serve as President of Rockefeller Group Technology Services Mid Atlantic (RGTSMA), a member of Rockefeller Group International, until December 2004. Mr. Gordon received a B.S. degree in Business Administration in 1982 and an MBA degree in Finance in 1983 from the American University. As a shipwreck diver with the National Diving Center in Washington, DC, he has conducted hundreds of dives and explorations on shipwrecks and was the first person to discover and dive on the wreck of the S.S. Proteus, a ship that had been missing since the early 1900s.

Bradford B. Baker re-joined the Company’s Board of Directors in January 2008. Mr. Baker is Chairman of the Audit and Compensation Committees. He previously served on the Board of Directors from February 1997 to December 2000. Mr. Baker currently serves as Chief Executive Officer of Nexus Biometrics, Inc., a leading fingerprint biometric company he founded in 2004. He is also President of Bramar Developers, Inc., a large-scale real estate development company that he founded in 1998. He was appointed a White House Fellow by President Ronald Reagan in 1998, was past Secretary of the Resolution Trust Corporation Oversight Board (“RTC”), and served as Executive Director of the Florida Housing Finance Corporation. He previously held senior executive positions with Comcast Cable and Sterling Financial, Inc., and served as a Director and as Chairman of the Audit Committee of Dobi Medical International, Inc. from 2003 through 2007. He holds a B.S. degree in Business Administration from Nova University.

Dr. David J. Bederman joined the Board of Directors in January 2006 and became Lead Director in January 2008. Dr. Bederman is Chairman of the Governance Committee. He is a professor of law at Emory University in Atlanta, Georgia. Since 1991, he has taught international law, admiralty, international institutions, law of international common spaces, legal methods, customary law, as well as seminars on international environmental law and foreign relations power. In addition, he serves as an advisor to the Emory International Law Review. Dr. Bederman also leads a private practice and has provided legal counsel to Odyssey since 1998. In private practice, he has been involved with many cases involving maritime law and shipwreck disputes, and has represented clients in federal Courts of Appeal, and the U.S. Supreme Court. Prior to joining Emory, Dr. Bederman practiced law in Washington, DC, with the firm of Covington & Burling and worked as a legal advisor at the Iran/United States Claims Tribunal at The Hague. Professor Bederman has published extensively on diverse legal topics, including legal history, constitutional law, and international legal theory and practice. In addition to a number of books and dozens of articles and essays, his major publications include The Spirit of International Law (2002), International Law in Antiquity (2001), and International Law Frameworks (2001). He has lectured widely and was a visiting professor at New York University and the University of Virginia and was a Fulbright Distinguished Chair at Osgoode Hall in Toronto.

Dr. David J. Saul, who is retired, has served as a member of the Company’s Board of Directors since October 2001. Dr. Saul was Bermuda’s Minister of Finance from 1989 to 1995, and Premier of Bermuda from 1995 to 1997. In addition to his political background, Dr. Saul held two senior posts with Fidelity Investments, from 1984 through 1995, as the President of Fidelity Bermuda and Executive Vice President of Fidelity International. He retired from the firm in 1999 but remains a Director of Fidelity’s main international Board, and a Director of some 40 other Fidelity companies around the world - including the U.K., Bermuda, Jersey, Tokyo, Hong Kong, Cayman Islands, Luxembourg and Taiwan. Dr. Saul’s professional activities include two stints as a Director of the Bermuda Monetary Authority (Bermuda’s Central Bank), and until 2009 as a Director of Lombard Odier Darier Trust Ltd. (Bermuda), a subsidiary of the Swiss Bank, and a Director of the London Steam Ship Owners’ Mutual Insurance Association (Bermuda) Ltd., at which time he retired from these two boards. A keen oceanographer with a passion for shipwrecks and the sea, he was a founding Trustee of the Bermuda Underwater Exploration Institute and a founding Director of the Professional Shipwreck Explorers Association.

Jon D. Sawyer joined the Board of Directors in November 2009. He is a practicing securities attorney with the firm of Jin, Schauer & Saad, LLC in Denver, Colorado, where he has worked since March, 2009. He started his securities law career working for the Denver Regional Office of the Securities and Exchange Commission as a trial attorney for three years from 1976 to 1979. He worked the next 27 years practicing securities law, and during this time he served as securities counsel for Odyssey from 1997 to 2006. His securities law practice included extensive experience in preparing registration statements and periodic reports for filing with the SEC and working with managements of public companies on various issues including corporate governance and compliance, disclosure, and mergers and acquisitions. He was a partner with the Denver law firm of Krys Boyle, P.C. from November, 1996 until June 2007. From June 2007 until March 2009 he was a co-owner and worked full time in various capacities including President and general counsel for Professional Recovery Systems, LLC, a privately held financial services firm engaged in the business of purchasing, selling and collecting portfolios of consumer charged-off debt.

Laura L. Barton (age 48) was appointed Vice President of Communications in November 2007. Ms. Barton directs marketing and corporate communications activities and media content development for the Company. Previously, Ms. Barton served as Director of Corporate Communications and Marketing for Odyssey since July 2003. From June 1994 to July 2003, she was President of LLB Communications, a marketing and communications consulting company that served a variety of broadcast networks, stations and distributors, and Odyssey. Prior to founding LLB Communications, Ms. Barton served in various marketing, promotions, publicity and creative services positions in local and network television since 1983. Ms. Barton received a B.A. degree in Mass Communication from the University of South Florida.

Michael J. Holmes (age 60) has served as Chief Financial Officer since May 2004. He joined Odyssey as Controller in March 2004. Mr. Holmes has served in a variety of subsidiary financial management positions with Anheuser-Busch Companies, Inc., including Vice President Finance, Sea World Orlando from February 1998 to May 2003; Vice President Finance, Busch Gardens Tampa Bay; Corporate Controller, Metal Container Corp. in St. Louis; Vice Finance and Chief Financial Officer, Exploration Cruise Lines in Seattle, Washington; and Director Internal Audit Services for Anheuser-Busch in St. Louis. Mr. Holmes received his undergraduate degree from the University of Missouri and his MBA degree from Crummer Graduate School of Business at Rollins College in Orlando. Mr. Holmes has also served as an adjunct professor of Accounting at the Rosen School of Hospitality Management, University of Central Florida in Orlando from August 2003 to March 2004. He has been very active in community leadership positions, including past board membership on the Orlando Regional Chamber of Commerce, Crummer Graduate School of Business Alumni Board, the ETC of Central Florida (International Drive Transportation Group) and Junior Achievement of Tampa Bay. He is a graduate of Leadership Tampa.

David A. Morris (age 59) has served as Secretary and Treasurer of the Company since August 1997. Mr. Morris graduated with a B.S. degree in Mechanical Engineering from Michigan State University in 1974. In his capacity with the Company, Mr. Morris coordinates administrative business activities, assists with financial reporting and participates in overall corporate planning and governance.

Jay A. Nudi (age 46) has served as Principal Accounting Officer of the Company since January 2006. Mr. Nudi has been with the Company since May 2005 as Corporate Controller and has over 20 years of accounting and management experience. Mr. Nudi is a certified public accountant. Prior to joining the Company, Mr. Nudi served as Controller for The Axis Group in Atlanta where he began in 2003. The Axis Group provides logistic solutions and services to the automotive industry. From 2001 to 2003, he served as a consultant to various companies on specific value-added tasks. From 2000 to 2001, Mr. Nudi was Director of Financial Reporting for OneSource, Inc., a leading provider of facilities management. From 1997 to 2000, he served as Corporate Controller for Acsys, Inc., a national recruiting firm that was publicly held until it was acquired in 2000. Mr. Nudi received a B.S. degree in Accounting from Pennsylvania State University in 1985.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to, among others, its principal executive, financial and accounting officers, and other persons, if any, performing similar functions. Our Code of Ethics can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address and is posted on the Company’s Internet web site (www.shipwreck.net).

CORPORATE GOVERNANCE

Board of Directors and Executive Officers

The Board of Directors held twelve scheduled meetings and four executive sessions of independent directors during the fiscal year ended December 31, 2009. Each director attended at least 90% or more of the aggregate number of meetings held by the Board of Directors and its committees during the time each such Director was a member of the Board or of any committee of the Board.

Directors standing for election are expected to attend the Annual Meeting of Stockholders. All of the six directors standing for election at the 2009 Annual Meeting of Stockholders attended the meeting.

Executive officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for June 3, 2010. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company. No event occurred during the past ten years which is material to an evaluation of the ability or integrity of any director or person nominated to be director or executive officer of the Company.

Board Leadership Structure

Chairman/Chief Executive Officer

The Company’s Governance and Nominating Committee is charged, under its Charter and Guidelines, with continually assessing the optimal corporate governance structure of the Company, consistent with the needs of the Company, the enhancement of stockholders value, and with best practices. Under its current structure, the Company’s Board is led by an individual who serves both as Chairman of the Board and is also the Company’s Chief Executive Officer. In light of its decision to have a combined Board Chair and Chief Executive Officer position, the Company has also instituted the position of Lead Independent Director, which is held by a Board member who does not also serve as an executive officer of the Company. The role and responsibilities of our Lead Independent Director are described below under the heading “Lead Independent Director.” Combining the Chairman and Chief Executive Officer positions allows that individual as Chief Executive Officer to manage the day-to-day operations and interface with the Executive Committee and management, and, while chairing the Board meetings, together with insight from the Lead Independent Director, provides a wealth of information to oversight, planning and strategic issues. Given the Board’s small size and its operating practices, we believe having a single person, acting in the capacities of Chairman and Chief Executive Officer, provides unified leadership and focus, and this is the best governance structure for our Company and stockholders at this time. Our Governance and Nominating Committee has committed to review whether combining these positions continues to serve the best interests of the Company and its stockholders.

Lead Independent Director

In accordance with the Company’s decision to have a combined Board Chair and Chief Executive Officer position, the Company has also established a counterbalancing governance structure that includes the position of Lead Independent Director as set forth in the Governance and Nominating Charter and Guidelines, which was amended and modified on March 4, 2010. The Lead Independent Director is to be held by a Board member who does not also serve as an executive officer of the Company. The position of Lead Independent Director, appointed by the independent members of the Board, will be rotated periodically between the available independent directors who have served on the Board for not less than one year. Since January 2008, our Board of Directors has appointed David J. Bederman, an independent director, to serve as the Lead Independent Director.

The Lead Director’s primary function is to serve as a liaison between the independent directors and the chairman, as well as other executive officers. In addition, the Lead Director’s duties also include: (1) presides at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors; (2) assists in the preparation and approval of agendas, discussion points, and action items for Board meetings; (3) approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; (4) has the authority to call meetings of the independent directors; (5) and, if requested by major shareholders, be available for consultation and direct communication.

Executive Sessions

Our independent directors on the Board of Directors meet regularly in executive session without employee-directors or other executive officers present. The Lead Independent Director presides at these meetings. In 2009, the independent directors met four times.

Annual Board Self-Assessments

To ensure that our Board of Directors and its committees are performing effectively and in the best interests of the Company and its stockholders, the Board performs an annual assessment of itself and its committees. The self-evaluation was completed last December 2009, and the assessments were very helpful in evaluating the overall effectiveness of the Board. The make-up and performance of the Board and its committees showed a high level of competence and dedication, which indicated that the Board as a whole works very well together and the members are responsive to any request for input and guidance.

Board Diversity

The Company understands and appreciates that a Board of Directors consisting of individuals with diverse profiles, experiences, skills, and attributes contributes positively to corporate governance and enhancing shareholder value. While the Company has no express diversity policy in the identification of nominees for director, this is implicit in the Charter and Guidelines of the Governance and Nominating Committee.

Service on Other Boards of Directors

Our Board of Directors believes that each director of the Company shall be allowed to sit on the board of not more than two, public for-profit companies, without the prior approval of the Board of Directors. It is the position of the Board that approval of a director to sit on more than two boards simultaneously will be limited to special circumstances, provided that the arrangement will not interfere with the director carrying out the duties to the Board of the Company.

Independence of Board Committee Members

The Company has four directors, Bradford B. Baker, David J. Bederman, David J. Saul and Jon D. Sawyer who are independent directors as defined in Section 4200 of the listing standards of the NASDAQ Stock Market. The Board of Directors affirmatively determined on March 4, 2010, that each of the four independent directors continues to meet the standards for independence established by NASDAQ. Dr. Bederman, however, does not meet the independence standards for service on the Audit Committee due to an arrangement whereby he has been compensated for legal services since January 2008.

Risk Oversight

Risk assessment and oversight is a key function of the Company’s Board of Directors. In plenary meetings of the Board, risk assessment and oversight issues are a frequent issue of discussion and action. Because of its significance, the task of risk assessment and oversight is operationally shared by the Audit Committee and Governance and Nominating Committee. Because of the small size of the Company’s Board and its current operating practices, there is no separate Board committee for compliance or risk oversight.

Committees of the Board

The standing committees of our Board of Directors are the Governance and Nominating Committee, the Audit Committee and the Compensation Committee. The table below provides current membership for each of these committees.

Director	Governance and Nominating Committee	Audit Committee	Compensation Committee
David J. Bederman (L)	X (C)		X
Bradford B. Baker (*)	X	X (C)	X (C)
David J. Saul	X	X	X
Jon D. Sawyer	X	X	X
Number of meetings in 2009	4	7	3

(L) Indicates Independent Lead Director	(X) Indicates Member
(C) Indicates Chairperson	(*) Indicates Audit Committee Financial Expert

Governance and Nominating Committee

The Company initially established a Governance Committee in May 2004. The Governance and Nominating Charter and Guidelines was amended and restated on March 7, 2008, and was further amended by the Board on March 4, 2010, to comply with new requirements mandated by the Securities and Exchange Commission (the SEC) effective as of February 28, 2010. A copy of the Governance and Nominating Committee Charter and Guidelines is available on our web site at www.shipwreck.net.

The Governance and Nominating Committee presently consists of David J. Bederman, Chairman, Bradford B. Baker, David J. Saul, and Jon D. Sawyer. The purpose of the committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Company including (i) identification and recommendation of qualified candidates for election to its Board of Directors and its committees; (ii) development and recommendation of appropriate corporate governance guidelines for the Company; (iii) recommendation of appropriate policies and procedures to ensure the effective functioning of the Board of Directors; (iv) recommendations regarding the appointment of corporate officers and the adoption of appropriate processes to ensure management succession and development plans for the principal officers of the Company and its key subsidiaries; and (v) recommendations regarding proposals submitted by stockholders of the Company. During the fiscal year ended December 31, 2009, the committee held four meetings.

The nomination process for incumbent members of the Board consists of an annual review by the committee in which the committee reviews each member’s (i) ability and willingness to continue service on the Board; (ii) past performance as a member of the Board; and (iii) continued Board eligibility and independence. In the event that a director vacancy arises, the committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or election at the stockholders’ annual meeting. A director nominee shall meet the director qualifications as determined by the Board from time to time, including that the director nominee possesses personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. The committee uses a Director Nomination Form and Corporate Director Questionnaire to assess the background and qualification of prospective candidates.

A candidate may be nominated for appointment or election to the Board by the committee or by a stockholder owning at the time of the recommendation not less than 1% of the Company’s outstanding common stock. Stockholders who wish to recommend persons to the committee for the 2011 Annual Meeting of Stockholders should submit a letter addressed to the Chairman of the Governance Committee no later than December 20, 2010, that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the stockholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the committee described above.

Audit Committee

The Audit Committee presently consists of, Bradford B. Baker, Chairman, David J. Saul, and Jon D. Sawyer, who are independent directors (as defined in Section 4200 of the listing standards of the NASDAQ Stock Market and also meet the independence standards of SEC Rule 10a-3(b)(1)). Mr. Baker serves as the Audit Committee Financial Expert. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls. It also facilitates open communication between the Audit Committee, the Board of Directors, Odyssey’s independent registered public accounting firm and management. The Audit Committee is responsible for reviewing the audit process and evaluating and retaining the independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee to review and discuss various matters pertaining to the audit, Odyssey’s financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Odyssey. The Audit Committee is charged with the treatment of complaints for the confidential, anonymous submission by employees of Odyssey of concerns regarding questionable accounting or auditing matters. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s web site at www.shipwreck.net. During the fiscal year ended December 31, 2009, the Audit Committee held four regular meetings and three private sessions with auditors. The report of the Audit Committee is included in this Proxy Statement.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Baker is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, by virtue of the fact that, among other things, he was past Audit Committee Chair for Dobi Medical, past Chief Executive Officer of a public company, authored a general ledger accounting software package, past Secretary of the Resolution Trust Corporation Oversight Board (“RTC”) and attended numerous audit related training seminars, and in that capacity has acquired the relevant experience and expertise and has the attributes set forth in the applicable rules in order to constitute him as an audit committee financial expert.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors. The Compensation Committee presently consists of Bradford B. Baker, Chairman, David J. Bederman, David J. Saul, and Jon D. Sawyer, who are independent directors (as defined in Section 4200 of the listing standards of the NASDAQ Stock Market). The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s web site at www.shipwreck.net. The Compensation Committee reviews and recommends to the Board compensation plans, policies and benefit programs for employees including stock options, distribution of stock in any form, incentive awards, and termination agreements. The Committee reviews the compensation arrangements for our executive officers and directors and makes recommendations to the Board of Directors. During the fiscal year ended December 31, 2009, this Committee held three meetings. The Compensation Committee’s report on 2009 executive compensation is included in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

There were no interlocks or other relationships among our executive officers and directors that are required to be disclosed under applicable executive compensation disclosure requirements.

Stockholder Communications with the Board of Directors

Stockholders wishing to contact the Board of Directors or specified members or committees of the Board should send correspondence to the Corporate Secretary, Odyssey Marine Exploration, Inc., 5215 West Laurel Street, Tampa, Florida 33607. All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both executive officers and directors regarding issues affecting the Company at the Annual Meeting of Stockholders.

Report of the Audit Committee

The Audit Committee, on behalf of the Board of Directors, assists in the oversight of the quality and integrity of accounting, auditing and reporting practices. The role of the Audit Committee includes the overseeing of the work of our internal auditing function and internal control over financial reporting, internal audit processes and compliance review with significant applicable legal, ethical and regulatory requirements. Its role also includes inquiring about significant risks, reviewing Risk Management, and assessing the steps management has taken to control these risks.

The Company has a standing Audit Committee of the Board of Directors. The Audit Committee currently consists of Messrs. Baker (Chairman), Saul, and Sawyer, who are independent directors (as defined in Section 4200 of the listing standards of the NASDAQ Stock Market).

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and the outside auditors the audited financial statements and the footnotes thereto in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K for the fiscal year ended December 31, 2009. The Committee discussed with management and the outside auditors, qualitative aspects of financial reporting in the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements to the stockholders. In addition, the Audit Committee is responsible for the engagement of the Company’s independent registered public accounting firm and the scope of their work.

The Audit Committee held seven meetings in the fiscal year ended December 31, 2009: three private executive meetings with the outside auditors without management and four regular Audit Committee meeetings in which all aspects of its oversight role were discussed. The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plan of the audit. The Audit Committee met with the independent registered public accounting firm to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Company’s outside independent registered public accounting firm, Ferlita, Walsh & Gonzalez, P.A., is responsible for performing an independent audit of Odyssey’s financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of the Company’s financial statements. The Audit Committee reviewed and discussed with the independent registered accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended by SAS 90. The Company’s independent registered public accounting firm have expressed the opinion that the Company’s audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent registered public accounting firm have full and free access to the Audit Committee.

The Audit Committee Chairman discussed with the Company’s independent registered public accounting firm their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent registered public accounting firm’s independence required by the Independence Standard Board Standard No. 1.

The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s web site at www.shipwreck.net.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing Odyssey’s independent registered public accounting firm. The Audit Committee also selected Ferlita, Walsh & Gonzalez, P.A., to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010, and is presenting the selection to the stockholders for ratification. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

Members of the Audit Committee

Bradford B. Baker, Chairman	David J. Saul	Jon D. Sawyer

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K. Based upon our review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Bradford B. Baker, Chairman	David J. Saul
David J. Bederman	Jon D. Sawyer

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Oversight of Executive Compensation Plan

The Compensation Committee of our Board of Directors oversees our executive compensation program. This includes compensation paid to our Chief Executive Officer (CEO) and all other officers named in the Summary Compensation Table. Our Compensation Committee is made up of independent, non-management members of our Board of Directors. The Compensation Committee is responsible for reviewing, assessing and initially approving all elements of compensation for our named executive officers. Compensation recommendations from the Compensation Committee are submitted to the full Board of Directors for approval.

Throughout this proxy statement, the individuals who served as the Company’s CEO and Chief Financial Officer (CFO) during 2009, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers or “NEOs.” The Company has not entered into employment agreements with any of the named executive officers.

Role of the Executive Officers in Compensation Decisions

The CEO assesses the performance of the NEOs. He then recommends to the Compensation Committee a base salary, performance-based incentives and long-term equity awards at levels for each NEO, including himself, based upon that assessment. The CFO supports the CEO in providing appropriate analyses, peer group reviews and coordination with any outside consultants which may be retained to review the executive compensation program.

General Executive Compensation Philosophy

We have adopted a compensation program designed to attract, motivate and retain key executive employees, to drive business success and to create long-term stockholder value. We compensate our executive officers with base salary, annual incentive compensation and long-term equity compensation planned to be competitive in the marketplace and to align our executive officers with the financial interest of our stockholders. We have designed our compensation program to balance short-term and long-term financial objectives, to encourage building stockholder value and to reward individual and company performance. We target base salary at levels to attract and retain qualified individuals, to encourage long-term commitments and to discourage turnover of key personnel. Annual incentive compensation is paid to reward executives for company and personal achievement. The long-term equity component of compensation is designed to encourage our executives to think like stockholders by taking a long-term interest in the financial success of the Company and to encourage retention through vesting provisions of long-term incentives. We also target annual incentive awards and long-term equity awards to be a greater part of the compensation package. Since our Company is still operating at a loss, we take into account our ability to pay as a factor when determining base or incentive compensation that is to be paid in cash. The Compensation Committee considers the use of cash and the current financial conditions of the Company when approving cash-based compensation. In certain cases it may be necessary to pay annual incentive award compensation in equity depending upon the Company’s current situation.

General Stock Option or Restricted Stock Award Philosophy

Stock options and/or restricted stock are awarded to strengthen the relationship between the long-term value of our stock and potential financial incentives to our executive officers. These awards only become valuable if the recipient continues to be employed by us and if the value of our common stock rises to a level above the option exercise price or grant date stock price established by the Compensation Committee on the grant date of the award. Stock options or restricted stock can vest based on time or time plus performance; however, we do not use market related targets in any stated performance criteria. While our Compensation Committee can set option prices as low as the fair market value on the date of grant, we have many times awarded options at a premium over fair market value as an incentive to our executive officers to strive for long-term improvement in the financial condition of our Company.

When stock options and/or restricted stock are awarded to officers as part of our compensation plan, the awards are to be granted as close to January 1st each year as is reasonably practical. The awards are made as early as practical in the year so that the time associated with any performance criteria is maximized. This practice avoids market timing of the grant of options around expected news releases.

Setting Executive Compensation and Market Compensation Assessment

2009 Market Assessment

For benchmarking the 2009 executive compensation program, we used the same peer group of companies that we used for 2007 and 2008. This peer group included 26 companies obtained from the Bloomberg database of AMEX and NASDAQ companies with $125 - $175 million in market capitalization and under $10 million in revenue. During 2008, we also evaluated a new Bloomberg listing of 13 companies that had between $150 - $300 million in market capitalization for the biomedical industry and under $10 million of revenues. Based upon our analyses of the two separate peer groups in 2008, we decided to maintain consistency by using the original peer group used for 2007, even though the results for the new peer group had higher annual base compensation. During 2009, we acquired access to the Equilar executive compensation data base. Equilar’s award-winning product suite is the gold standard for benchmarking and tracking executive compensation, board compensation, equity grants and award policies and compensation practices. Equilar products and custom research services enable us to accurately compare pay packages across our own peer group as well as thousands of public companies using SEC and exclusive survey data. In 2009, we continued to utilize the original 26 peer group companies which are listed as follows:

Altair Nanotechnologies Inc.	Grubb & Ellis Realty Advisors Inc.
Anadys Pharmaceuticals Inc.	Hemispherx BioPharma Inc.
Aastrom Biosciences Inc.	Hollis-Eden Pharmaceuticals Inc.
Arrowhead Research Corp.	General Moly, Inc.
Artes Medical Inc.	InSite Vision Inc.
AVI BioPharma Inc.	Interleukin Genetics Inc.
Cytori Therapeutics Inc.	MGT Capital Investments, Inc.
CytRx Corp.	Microvision Inc.
Depomed Inc.	Oxigene Inc.
Discovery Laboratories Inc.	Pure Cycle Corp.
Document Security Systems Inc.	Repros Therapeutics Inc.
Dune Energy Inc.	Telkonet Inc.
Emisphere Technologies Inc.	Threshold Pharmaceuticals Inc.

The characteristics of the above peer group include high market capitalization (peer group average $88 million), low revenue (peer group average $12 million) and negative earnings per share. These characteristics are indicative of companies with long-term growth prospects and market value potential. It was our opinion this peer group could continue to be utilized to benchmark executive compensation for Odyssey. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this type of information and providing it to the Compensation Committee is an important part of our executive compensation decision-making process.

Components and Results of the 2009 Compensation Plan

Base salary

Base salary is intended to provide our executive officers with a level of assured cash compensation that is reasonably competitive in the marketplace. It is based on the individual’s qualifications and experience with the Company, past performance taking into account all relevant criteria, value to the Company, the Company’s ability to pay and relevant competitive market data. Because of our history of operating losses, we believe base salary cash compensation should be below the midpoint of the range and annual performance-based incentives and long-term incentives should be at the higher end of the recommended ranges. The base salary ranges for the CEO and CFO were established based upon the competitive and benchmarking data from the peer group whereby the average peer group base salary became the midpoint of the salary range. These NEO positions were the most common throughout our peer group analysis.

Results for 2009. Compensation ranges were established to coincide with the results of the peer group review compensation analysis for the CEO and CFO. Average base salary for the peer group companies became the 50th percentile of the compensation range.

The following identifies the 2009 50th percentile of the compensation range for each named executive officer as of January 2009:

Position	Base Salary 50th Percentile 2009
Chief Executive Officer	$405,000
President and Chief Operating Officer	$270,000
Chief Financial Officer	$270,000
Secretary/Treasurer	$184,000
Controller/Principal Accounting Officer	$168,000

Base salaries for our NEOs, which were near or below the recommended minimum of the salary range for 2008, were increased to better align with the results of the peer group analysis for 2009. As a result, base salaries remained well below the 50th percentile of our peer group companies ranging from 0% to 26% range penetration identified as follows:

Name	Position	Base Salary January 2009	2009 Range Penetration
Gregory P. Stemm	Chief Executive Officer	$350,000	26%
Mark D. Gordon	President and Chief Operating Officer	$215,000	18%
Michael J. Holmes	Chief Financial Officer	$215,000	18%
David A. Morris	Secretary/Treasurer	$160,000	21%
Jay A. Nudi	Controller/Principal Accounting Officer	$125,000	0%

Annual Incentive Compensation and Targets

Annual incentive compensation is intended to provide a component of total cash compensation that represents an award for meeting corporate key objectives or for achievement of strategic objectives. Annual incentive compensation is expressed as target amounts that can be earned as a percentage of base salary. The amount of these targets are based on the individual’s qualifications and experience with the Company, past performance of duties, value to the Company, and the Company’s ability to pay. For NEOs, except the Controller/Principal Accounting Officer (PAO), the annual incentive targets are weighted 75% toward the ability to meet key performance indicators of the Company and 25% toward attainment of individual strategic objectives. The PAO is weighted 50% toward key performance indicators and 50% individual strategic objectives. An executive’s individual strategic objectives are defined based upon the contribution such executive’s role and expertise can bring on achieving the Company’s overall strategic objectives.

Attainment of Company key performance indicators, which comprise 75% of the annual incentive awards, are based upon four separate categories that include revenue, recovered cargo, earnings per share and overall cash flow. Within each category several performance threshold targets were established whereby relative ranges of target incentives could be achieved. Relative levels of target incentive for revenue and recovered cargo key performance indicators ranged from 0% to 60% for each category. Relative levels of target incentives for earnings per share (EPS) and cash flow ranged from 0% to 40% for each category. In order to achieve the upper range percentages of target incentives, significant stretch performance levels would need to be achieved. For example, to achieve 60% of target incentive, revenue would need to be greater than $20 million or recovered cargo would need to be greater than $50 million; to achieve 40% of target incentive, earnings per share would need to be positive or cash flow from operations would need to be greater than budget. While the sum of the various key performance indicator categories could be over 100%, the intent was that NEOs could achieve at or near target incentives by achieving stretch performance levels in only several categories, or above average levels for all four categories.

While it is intended that the Compensation Committee will follow the incentive award guidelines, the Committee has the discretion to increase or decrease the amounts based upon extenuating or unforeseen circumstances, or to deny annual incentive awards whether or not performance targets are achieved, as it deems appropriate. The attainment of individual strategic objectives is evaluated by the Compensation Committee based upon a report by the CEO. The overall annual incentive award is determined following a review of the performance of each NEO relative to the strategic objectives and the attainment of the Company’s key performance indicators. There is no maximum amount established and the incentive awards are at the discretion of the Compensation Committee.

The CEO evaluates the Company’s performance with the assistance of the CFO and evaluates the individual performance for all officers other than himself. Based upon review of these factors, he provides the Compensation Committee with his recommendations. The Compensation Committee reviews the performance and assessment of the Company and each officer and then evaluates the CEO’s performance.

Incentive Awards/Bonuses for 2009. The Board of Directors, as recommended by the Compensation Committee, decided that officers would receive annual incentive compensation/bonuses for 2009. Incentive awards/bonuses were not paid in 2008 because of the existing economic climate even though the NEOs qualified for approximately 30% of the target bonus. For 2009, all NEOs, except the PAO, qualified for 36% of the target bonus, which was comprised of 11% for achieving company key performance indicators and 25% for individual strategic objectives. The PAO qualified for 58% of the target bonus whereby 8% was for achieving company key performance indicators and 50% for achieving individual strategic objectives. The individual key performance criteria achieved in 2009 was EPS which was allotted a 15% performance weight because actual EPS was better than budget by 18%. The following table identifies the target award as a percentage of base salary for each NEO in accordance with the executive compensation plan, the weighting between Company and individual performance, and the actual incentive awarded based upon the recommendation of the Compensation Committee. While normally the incentive awards/bonuses are intended to be paid in cash, the Compensation Committee recommended that all awards be paid in stock based upon the net after tax award value.

Name	Position	Target Award as % Salary	Company Performance Weighting	Individual Performance Weighting	Incentive Awarded as % Salary
Gregory P. Stemm	Chief Executive Officer	70%-100%	75%	25%	54%
Mark D. Gordon	President and Chief Operating Officer	50%-70%	75%	25%	41%
Michael J. Holmes	Chief Financial Officer	50%-70%	75%	25%	41%
David A. Morris	Secretary/Treasurer	50%-70%	75%	25%	41%
Jay A. Nudi	Controller/Principal Accounting Officer	25%-50%	50%	50%	46%

Long–Term Incentive Targets and Awards

Long-Term Incentive Awards for 2009. Long-term incentive targets are intended to provide an equity component of total compensation in the form of stock options or restricted stock that vest based on time, performance or both. The value of these targets is set by the Compensation Committee based on the individual’s qualifications and experience with the Company, past performance of duties, and value to the Company. The following table includes the target and actual long-term incentive award expressed as a percentage range of base salary that was awarded on January 2, 2009.

Name	Position	Target Long-Term Incentive Award as % of Base Salary	Actual Long-Term Incentive Award as a % of Base Salary
Gregory P. Stemm	Chief Executive Officer	125% - 150%	168%
Mark D. Gordon	President and Chief Operating Officer	75% - 100%	112%
Michael J. Holmes	Chief Financial Officer	75% - 100%	112%
David A. Morris	Secretary/Treasurer	75% - 100%	112%
Jay A. Nudi	Controller/Principal Accounting Officer	50% - 75%	84%

The long-term incentive awards were stock options which were valued based upon the Black-Scholes valuation model at the date of grant. The term of the stock option awards were five years with three year vesting and had a strike price of $3.51. These awards are summarized on the Grants of Plan-Based Awards table included herein. In addition to the above January 2009 stock option awards which were awarded as a part of the executive compensation plan, additional awards were granted to certain NEOs whereby previous five-year term stock options had expired out of the money. These awards were originally issued as part of the NEOs employment with the company. The CFO was awarded 100,000 stock options with a strike price of $3.50 per share on March 10, 2009. The President/Chief Operating Officer and the PAO were each issued 25,000 stock options with a strike price of $4.00 on May 27, 2009.

Summary of 2010 Executive Compensation Program

The executive compensation program for 2010 utilized a similar process and the same peer group as in 2009 to determine target ranges for executive compensation. The analysis resulted in an increase to the midpoint of the salary range of 3%. The following identifies the 2010 50th percentile of the compensation range for each NEO versus 2009:

	Base Salary 50th Percentile
Position	2009	2010
Chief Executive Officer	$405,000	$417,000
President and Chief Operating Officer	$270,000	$278,000
Chief Financial Officer	$270,000	$278,000
Secretary/Treasurer	$184,000	$189,000
Controller/Principal Accounting Officer	$168,000	$150,000

The Board of Directors, as recommended by the Compensation Committee, decided to recommend salary increases for 2010 for all officer positions, as identified in the following table, taking into account that no raises were given in 2009 and the company was successful in achieving strategic objectives in 2009.

Position	Base Salary 2010
Chief Executive Officer	$371,000
President and Chief Operating Officer	$233,000
Chief Financial Officer	$228,000
Secretary/Treasurer	$169,000
Controller/Principal Accounting Officer	$135,000

Annual incentive targets and long-term equity targets remained at the same percentage of base salary as in 2009. Company and individual key performance criteria did not change in 2010; however, criteria quantitative ranges were adjusted based upon the 2010 budget.

Retirement Plans and All Other Compensation

We do not have any deferred compensation or retirement plan at this time. During 2009, we did not pay perquisites exceeding $10,000 in the aggregate to our Chief Executive Officer or other NEOs. Our officers participated in non-discriminatory life and health insurance plans as all other employees. The Company does not currently have employment agreements in effect with any of its executive officers.

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to the Company’s Chief Executive Officer and the other NEOs for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2007, 2008 and 2009. Expense related to Bonus or Annual Incentive Awards that were paid after the fiscal year ending date are included in compensation expense for each year.

Name and Principal Position (1)	Year	Salary ($)		Bonus ($) (2)		Stock Awards ($) (3)		Option Awards ($) (4)		All Other Compensation ($) (5)		Total ($)
Gregory P. Stemm, Chief Executive Officer	2009 2008 2007	$ $ $	350,000 350,000 325,000	$ $	188,900 — 260,000	$	— 415,860 —	$ $	587,840 — 387,500	$ $ $	1,102 1,267 1,255	$ $ $	1,127,842 767,127 973,755

Name and Principal Position (1)	Year	Salary ($)		Bonus ($) (2)		Stock Awards ($) (3)		Option Awards ($) (4)		All Other Compensation ($) (5)		Total ($)
Michael J. Holmes, Chief Financial Officer	2009 2008 2007	$ $ $	215,000 215,000 175,000	$ $	89,025 — 105,000	$	— 167,300 —	$ $	369,480 — 156,000	$ $ $	878 996 863	$ $ $	674,383 383,296 436,863
Mark D. Gordon, President and Chief Operating Officer	2009 2008 2007	$ $ $	215,000 215,000 155,208	$ $	89,025 — 90,000	$	— 167,300 —	$ $	285,230 — 318,000	$ $ $	878 996 774	$ $ $	590,133 383,296 563,982
David A. Morris, Secretary/Treasurer	2009 2008 2007	$ $ $	160,000 160,000 150,000	$ $	65,113 — 90,000	$	— 124,280 —	$ $	178,690 — 156,000	$ $ $	732 820 780	$ $ $	404,535 285,100 396,780
Jay A. Nudi, Controller/ Principal Accounting Officer	2009 2008 2007	$ $ $	125,000 125,000 115,000	$ $	57,550 — 46,000	$	— 66,920 —	$ $	149,960 — 124,800	$ $ $	640 703 677	$ $ $	333,150 192,623 286,477

(1)	The offices held by each named executive officer are as of December 31, 2009.
(2)	For 2009, the net amounts paid after tax of the bonus compensation amounts were paid in shares of common stock at the fair market value on the date of the award. The common stock was issued from the Company’s 2005 Stock Incentive Plan as detailed in the 2009 Grants of Plan Based Awards Table. No annual incentive or bonus compensation was paid or accrued for our NEOs for 2008.
(3)	The amounts reported reflect the fair value of restricted stock awards, in accordance with Accounting Standards Codification topic 718 - Stock Compensation (“ASC 718”), awarded under the 2005 Stock Incentive Plan. For each restricted stock award, fair value is calculated using the closing price of the common stock on the date of grant. These amounts reflect the accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the NEOs, which may be higher or lower based on a number of factors including stock price fluctuations and applicable vesting.
(4)	The amounts reported are the fair value of option awards as determined using a Black-Scholes valuation model in accordance with ASC 718, disregarding any estimates of forfeitures related to service-based vesting conditions. The assumptions used to calculate the value of option awards are detailed in Note O under the caption “Stock-Based Compensation” to the Company’s Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2009. These amounts reflect the accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the NEOs, which may be higher or lower based on a number of factors including stock price fluctuations and applicable vesting.
(5)	The amounts shown reflect amounts for life insurance premiums paid by the Company on behalf of each NEO for the fiscal years 2007, 2008 and 2009.

2009 GRANTS OF PLAN-BASED AWARDS

The following table sets forth the actual number of stock and option awards granted to the named executive officers for the fiscal year ended December 31, 2009, and the grant date fair value of these awards.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh) (3)
Gregory P. Stemm	1/2/2009	—	352,000	$3.51	$587,840
	2/1/2010	92,498	—	$1.45	$134,122
Michael J. Holmes	1/2/2009	—	144,000	$3.51	$240,480
	3/10/2009	—	100,000	$3.50	$129,000
	2/1/2010	41,357	—	$1.45	$59,968
Mark D. Gordon	1/2/2009	—	144,000	$3.51	$240,480
	5/27/2009	—	25,000	$4.00	$44,750
	2/1/2010	41,357	—	$1.45	$59,968
David A. Morris	1/2/2009	—	107,000	$3.51	$178,690
	2/1/2010	30,244	—	$1.45	$43,854
Jay A. Nudi	1/2/2009	—	63,000	$3.51	$105,210
	5/27/2009	—	25,000	$4.00	$44,750
	2/1/2010	26,731	—	$1.45	$38,760

(1)	Stock awards granted on February 1, 2010 to our NEOs are for the net amount due after tax of bonus compensation reflected in the 2009 Summary Compensation Table. Shares of common stock pursuant to these awards were issued on the grant date, February 1, 2010, in lieu of cash payments to the NEOs.

(2)	Stock options granted on January 2, 2009, are exercisable with respect to one-third of the shares covered thereby on each of December 31, 2009, 2010, and 2011. Stock options granted on March 10 and May 27, 2009, were immediately exercisable with respect to all the shares granted.

(3)	The amounts reported are the fair value of stock and option awards as determined using a Black-Scholes valuation model in accordance with ASC 718, disregarding any estimates of forfeitures related to service-based vesting conditions. The assumptions used to calculate the value of option awards are detailed in Note O under the caption “Stock-Based Compensation” to the Company’s Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2009. These amounts reflect the accounting expense for option awards and do not necessarily correspond to the actual value that will be recognized by the NEOs upon exercise, which may be higher or lower based on a number of factors including stock price fluctuations and applicable vesting.

The Summary Compensation Table and Grants of Plan-Based Awards table provide details of cash and non-cash compensation reportable for our named executive officers. The tables include the base salaries paid to our NEOs and compensation cost calculated under ASC 718 attributed to the award or grant of the long-term component of executive compensation during the year. The below table indicates the ratios of base salary, compensation expense for fair value of stock options and awards, and all other compensation to total compensation.

Name	Salary as a Percentage of Total Compensation	Bonus as a Percentage of Total Compensation	Fair Value of Equity Awards as a Percentage of Total Compensation	All Other Compensation
Gregory P. Stemm	31%	17%	52%	0%
Michael J. Holmes	32%	13%	55%	0%
Mark D. Gordon	36%	15%	49%	0%

Name	Salary as a Percentage of Total Compensation	Bonus as a Percentage of Total Compensation	Fair Value of Equity Awards as a Percentage of Total Compensation	All Other Compensation
David A. Morris	40%	16%	44%	0%
Jay A. Nudi	38%	17%	45%	0%

All of our NEOs salary and life insurance premiums were paid in cash. The fair value of equity awards for each NEO is the aggregate fair value of stock awards or options determined as of the date of grant. These amounts reflect the aggregate accounting fair value on the date of grant and do not correspond to the actual value that may be recognized by the named executive.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the number of common shares covered by outstanding stock option awards that are exercisable and unexercisable, and the number of common shares covered by unvested restricted stock awards for each of our named executive officers as of December 31, 2009.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Name	Exercisable	Unexercisable
Gregory P. Stemm	112,500	—	$3.50	1/26/2011	(3)	29,000	$40,890
	187,500	62,500	$3.50	2/5/2012	(4)
	117,333	234,667	$3.51	12/31/2013	(5)

Michael J. Holmes	83,333	—	$3.50	1/26/2011	(6)	11,666	$16,449
	100,000	—	$3.50	12/31/2011	(7)
	48,000	96,000	$3.51	12/31/2013	(8)
	100,000	—	$3.50	3/10/2014	(9)

Mark D. Gordon	10,000	—	$4.00	1/12/2010	(10)	11,666	$16,449
	15,000	—	$3.50	12/31/2010	(11)
	75,000	25,000	$3.50	12/31/2011	(12)
	60,000	40,000	$5.00	12/31/2013	(13)
	48,000	96,000	$3.51	12/31/2013	(14)
	25,000	—	$4.00	5/27/2014	(15)

David A. Morris	54,166	—	$3.50	1/26/2011	(16)	8,666	$12,219
	100,000	—	$3.50	12/31/2011	(17)
	35,667	71,333	$3.51	12/31/2013	(18)

Jay A. Nudi	20,000	—	$4.00	12/30/2010	(19)	4,666	$6,579
	29,167	—	$3.50	1/26/2011	(20)
	60,000	20,000	$3.50	12/31/2011	(21)
	21,000	42,000	$3.51	12/31/2013	(22)
	25,000	—	$4.00	5/27/2014	(23)

(1)	For each stock award in this column the remaining unvested shares reported will vest on December 31, 2010.
(2)	The market value of the restricted stock awards that have not vested is calculated by multiplying the number of shares represented by the stock awards times the closing price of our common stock on December 31, 2009, which was $1.41.
(3)	This option vested in 12,500 shares on January 26, 2007, and in 50,000 shares on each of January 26, 2008 and 2009.
(4)	This option vests in 62,500 shares on each of December 31, 2007 through 2010.
(5)	This option vests in 117,333 shares on December 31, 2009 and 2010 and 117,334 shares on December 31, 2011.
(6)	This option vested in 16,667 shares on January 26, 2007; 33,334 shares on January 26, 2008 and 33,333 shares on January 26, 2009.
(7)	This option vested in 33,333 shares on each of December 31, 2007 and 2008 and 33,334 on December 31, 2009.
(8)	This option vests in 48,000 shares on each of December 31, 2009 through 2011.
(9)	This option vested in 100,000 shares on March 10, 2009.
(10)	This option vested in 2,500 shares on each of July 12, 2006, January 12 and July 12, 2007, and January 12, 2008.
(11)	This option vested in 3,750 shares on each of June 30 and December 31, 2007 and June 30 and December 31, 2008.
(12)	This option vests in 25,000 shares on each of December 31, 2007 through 2010.
(13)	This option vests in 20,000 shares on each of December 31, 2007 through 2011.
(14)	This option vests in 48,000 shares on each of December 31, 2009 through 2011.
(15)	This option vested in 25,000 shares on May 27, 2009.
(16)	This option vested in 10,834 shares on January 26, 2007; 21,666 shares on January 26, 2008 and 21,666 shares on January 26, 2009.
(17)	This option vested in 33,333 shares on each of December 31, 2007 and 2008 and 33,334 shares on December 31, 2009.
(18)	This option vests in 35,667 shares on December 31, 2009 and 2010 and 35,666 shares on December 31, 2011.
(19)	This option vested in 10,000 shares on each of December 31, 2005 and 2006.
(20)	This option vested in 5,833 shares on January 26, 2007; 11,667 shares on January 26, 2008 and 2009.
(21)	This option vests in 20,000 shares on each of December 31, 2007 through 2010.
(22)	This option vests in 21,000 shares on each of December 31, 2009 through 2011.
(23)	This option vested in 25,000 shares on May 27, 2009.

2009 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding options exercised and stock awards vested during 2009 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gregory P. Stemm	0	$—	29,000	$40,890
Michael J. Holmes	0	$—	11,666	$16,449

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark D. Gordon	0	$—	11,666	$16,449
David A. Morris	0	$—	8,666	$12,219
Jay A. Nudi	0	$—	4,666	$6,579

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

None of our named executive officers has an employment contract or agreement, whether written or unwritten, that provides for payments at, following, or in connection with a change-in-control of the Company or termination of employment. Under our Amended and Restated 2005 Stock Incentive Plan, the Compensation Committee has the discretion, but not the obligation, to accelerate the vesting or to compensate holders of otherwise unvested stock incentives in the event of a change-in-control. Only options or restricted stock awards granted during 2006 and later are subject to potential acceleration of vesting under a change-in-control and only if these incentives are not assumed by the entity taking control.

At December 31, 2009, our closing stock price was $1.41 per share, which is below the per share option exercise price of all of the stock options issued to our named executive officers that could have become immediately exercisable due to a change-in-control if the Compensation Committee acted to accelerate the vesting. Since all of the options were out of the money, none would have been exercisable, and no expense would have been recognized from accelerating the vesting of stock options due to a change-in-control at December 31, 2009. At December 31, 2009, there were unvested restricted stock awards having a value of $92,586 that could have been purchased by the Company in cash or in stock in the event of a change-in-control at the discretion of the Compensation Committee. The number and value of such restricted stock awards is shown in the “2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END” table. The amounts shown are the cost that would have been recognized by the Company in the event of a change-in-control on December 31, 2009, if the Compensation Committee approved compensating each officer for the outstanding restricted stock awards shown.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation paid to directors for 2009. The Compensation Committee used the same peer group as was used for executive officers to benchmark total compensation for directors.

2009 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($)	All Other Compensation ($) (4)	Total ($)
Bradford B. Baker	$74,500	$27,750		$—		$102,250
Dr. David J. Bederman	$54,750	$49,000	(2)	$—	$96,000	$199,750
Dr. David J. Saul	$23,500	$60,250	(3)	$—		$83,750
Jon D. Sawyer	$3,000	$—		$—		$3,000

(1)

Each independent director received a stock award as the equity component of annual compensation for 2009. The amounts shown are the fair value of the awards as determined in accordance with ASC 718. The number of shares of stock awarded to each was based on each director’s particular duties such as Lead Director in the case of Dr. Bederman and Committee Chairpersons in the case of Mr. Baker. The stock awards were granted from the Amended and Restated 2005 Stock Incentive Plan on February 2, 2010 as follows:

Non-Employee Director	Stock Awards	Fair value
Mr. Baker	19,138	$27,750
Dr. Bederman	26,034	$37,750
Dr. Saul	13,966	$20,250

In addition, stock awards were awarded to Dr. Bederman and Dr. Saul as detailed in notes (2) and (3) below.

(2)	Dr. Bederman elected to receive restricted stock for one fourth of his annual retainer for 2009. The number of shares awarded was determined by dividing the amount otherwise due in cash by the price of our common stock on the first day of the quarter for which he received stock in lieu of cash. He received 6,902 shares of common stock for $11,250 worth of services. The stock was restricted until the end of the service period.
(3)	Dr. Saul elected to receive restricted stock in lieu of cash for the full amount of his annual retainer for 2009. The number of shares awarded was determined by dividing the amount otherwise due in cash on the first day of each quarter by the price of our common stock on that date. He received 17,354 shares of common stock for $40,000 worth of services. The stock was restricted until the end of the service period.
(4)	In addition to his fees as a director, Dr. Bederman was compensated for legal services in the amount shown for 2009.

At December 31, 2009, the directors had the following stock options outstanding:

Non-Employee Director	Options	Exercise Price	Termination Date
Mr. Baker	16,000	$3.51	12/31/2013
Dr. Bederman	25,170	$3.51	12/31/2013
Dr. Saul	13,500	$3.51	12/31/2013

Compensation of Directors

For the year ended December 31, 2009, our outside directors were compensated according to the following structure:

•	Each outside director received $40,000 annually as a retainer. Additional annual retainers were paid as follows for the chairmanship of committees:

Audit Committee Chairman	$10,000
Compensation Committee Chairman	$5,000
Governance Committee Chairman	$5,000

•

Each director has the option to receive cash or common stock for the amount of retainers. Retainers are paid quarterly in advance unless stock is awarded. When stock is awarded, the number of shares is calculated by dividing the dollar amount otherwise due in cash by the fair market value of the stock on the first day of each quarter when cash payments are due. The stock is restricted until the service period ends.

•

In addition, outside directors received $1,000 per meeting attended on behalf of the Board of Directors including full board meetings, and audit committee, governance committee and compensation committee meetings.

•	Meetings attended telephonically earned compensation of $500 for attendance.

•	Committee chairmen received an additional $1,000 per meeting over which they presided.

•

A discretionary equity compensation payment was awarded to each independent director for 2009 in the form of a stock award on February 1, 2010, under the Company’s Amended and Restated 2005 Stock Incentive Plan.

•	We do not pay amounts that would be classified as perquisites or other compensation to our directors, and there are no existing or potential change-of-control, retirement or legacy obligations.

•	Directors were reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees

Directors will be compensated for 2010 under the same terms as for 2009 except that the equity award component of director compensation will be determined at the discretion of the Compensation Committee.

ESTIMATED DIRECTOR COMPENSATION FOR 2010

	Audit Chair	Compensation Chair	Governance Chair	Committee Member	Lead Director
Total retainer	$50,000	$45,000	$45,000	$40,000	$40,000
Estimated fees (1)	$22,000	$22,000	$22,000	$22,000	$22,000
Estimated equity value (2)	$27,750	$24,000	$24,000	$20,250	$37,750
Estimated total compensation	$99,750	$91,000	$91,000	$82,250	$99,750

(1)	Assumes the following meetings per year:

Board	6
Audit	8
Compensation	4
Governance	3
Telephonic	2

(2)	Assumes payout of target equity retainer of 33-61% of total cash compensation.

In addition, Mr. Bederman will continue to be compensated for legal services in an amount of $8,000 per month.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2010, the beneficial ownership of each person known by the Company to be the beneficial owner of five percent or more of our common stock, each named executive officer and director individually and all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Percentage of beneficial ownership is based on the number of shares of common stock outstanding as of April 1, 2010. Shares of common stock issuable upon conversion of convertible preferred stock, or the exercise of stock options or warrants currently exercisable, or exercisable within 60 days after April 1, 2010, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such shares, options or warrants, but are not deemed outstanding for computing the percentage ownership for any other persons.

Name of Beneficial Owner	Amount of Beneficial Ownership (1)		Percentage of Class
Gregory P. Stemm, CEO and Chairman	2,436,508	(2)	3.7%
Dr. David J. Saul, Director	880,457	(3)	1.4%
David A. Morris, Secretary/Treasurer	545,675	(4)	*
Michael J. Holmes, CFO	532,197	(5)	*
Mark D. Gordon, President and Director	292,261	(6)	*
Jay A. Nudi, Controller/Principal Accounting Officer	195,010	(7)	*
Jon D. Sawyer, Director	166,489	(8)
Laura L. Barton, VP of Communications	180,901	(9)	*
Dr. David J. Bederman, Director	109,516	(10)	*
Bradford B. Baker, Director	64,138	(11)	*

All Officers and Directors as a group (10 persons)	5,403,152		8.1%

Fortress Investment Group, LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10105	3,810,781	(12)	5.6%

GLG Partners Inc. 1 Curzon Street London W1J 5HB	3,458,238	(13)	5.3%

Newland Capital Management, LLC 350 Madison Avenue, 11th Floor New York, NY 10017	3,398,523	(14)	5.2%

Craig Effron and Curtis Schenker 660 Madison Avenue New York, NY 10065	3,262,500	(15)	5.0%

*	Represents less than 1% beneficial ownership.
(1)	Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.
(2)	Consists of 896,616 shares held jointly by Mr. Stemm and his wife; 1,122,559 shares held by Adanic Capital, Ltd., a limited partnership for which Mr. Stemm serves as general partner; and 417,333 shares underlying currently exercisable stock options. Mr. Stemm has pledged 500,000 shares of common stock as collateral for a personal loan.
(3)	Consists of 776,957 shares held jointly by Dr. Saul and his wife; 13,500 shares underlying currently exercisable stock options and 90,000 shares underlying currently exercisable warrants held by Dr. Saul.
(4)	Consists of 355,842 shares held jointly by Mr. Morris and his wife and 189,833 shares underlying currently exercisable stock options held by Mr. Morris.
(5)	Consists of 80,864 shares and 331,333 shares underlying currently exercisable stock options held by Mr. Holmes; and 75,000 shares and 45,000 shares underlying currently exercisable warrants held by Holmes Investments, LLC for which Mr. Holmes serves as the Operating Manager.
(6)	Includes 223,000 shares underlying currently exercisable stock options held by Mr. Gordon.
(7)	Includes 155,167 shares underlying currently exercisable stock options held by Mr. Nudi.

(8)	Consists of 41,032 shares held jointly by Mr. Sawyer and his wife and 125,457 shares held by Jon D. Sawyer Limited Partnership of which Mr. Sawyer serves as the general partner.
(9)	Includes 112,568 shares held jointly by Mrs. Barton and her husband and 68,333 shares underlying currently exercisable stock options held by Mrs. Barton.
(10)	Includes 25,170 shares underlying currently exercisable stock options and 6,000 shares underlying currently exercisable warrants held by Dr. Bederman.
(11)	Consists of 20,000 shares and 9,000 shares underlying currently exercisable warrants held by the Bristol Edward Rudolph Revocable Trust, a trust of which Mr. Baker is the sole trustee; and 19,138 shares and 16,000 shares underlying currently exercisable stock options held by Mr. Baker.
(12)	Based upon Schedule 13G/A filed by Fortress Investment Group, LLC and related entities, and Drawbridge Global Macro Master Fund LP with the Securities and Exchange Commission on February 19, 2010. Includes 810,781 shares of common stock, 1,700,000 shares issuable upon the conversion of Series D Convertible Preferred Stock (“Series D Preferred Stock”) and 1,300,000 shares issuable upon the conversion of Series E Convertible Preferred Stock (“Series E Preferred Stock”) beneficially owned by Drawbridge Global Macro Master Fund Ltd. Fortress Investment Group, LLC has indirect investment control over the shares beneficially owned by Drawbridge Global Macro Master Fund Ltd.
(13)	Based upon Schedule 13G/A filed by GLG Partners LP and related entities on February 11, 2010. Includes 3,251,838 shares of common stock and 206,400 shares issuable upon the conversion of Series D Preferred Stock beneficially owned by GLG Partners LP. GLG Partners LP is the Investment Manager and a beneficial owner of the shares held by GLG North American Opportunity Fund and certain other funds and managed accounts to which GLG Partners LP serves as investment manager (collectively the “GLG Funds”). GLG Partners LP may be deemed to be the beneficial owner of all shares owned by the GLG Funds. The Investment Manager exercises its investment authority directly or indirectly through various entities, including, without limitation, GLG, Inc. GLG Partners, Ltd, the General Partner to the investment manager, may be deemed to be the beneficial owner of all shares owned by the GLG Funds. Each of Emmanuel Roman, Pierre Lagrange and Noam Gottesman are Managing Directors of the General Partner. GLG Partners, Inc., (the Parent Company) which indirectly wholly owns the general partner, may be deemed to be the beneficial owner of all shares owned by the GLG Funds. Each of the Investment Manager, the General Partner, the Parent Company, GLG, Inc., Emmanuel Roman, Pierre Lagrange and Noam Gottesman hereby disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein.
(14)	Based upon Schedule 13G filed by Newland Capital Management, LLC, Newland Master Fund, Ltd., Newland Offshore Fund, Ltd.; Mr. Ken Brodkowitz and Mr. Michael Vermut on April 14, 2009. Includes 3,398,523 shares beneficially owned by Newland Master Fund, Ltd., Newland Offshore Fund, Ltd., Newland Capital Management, LLC, the investment manager, Mr. Ken Brodkowitz, the Managing Member of the Investment Manager, and Mr. Michael Vermut. Also includes 2,718,139 shares beneficially owned by Newland Offshore Fund, Ltd. Each of the above hereby disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein.
(15)	Based upon a Schedule 13G/A filed by Mr. Craig Effron, Mr. Curtis Schenker, Scoggin LLC, Scoggin Worldwide Fund, Game Boy Partners LLC and related entities on April 1, 2010. Includes 2,986,200 shares beneficially owned by Scoggin LLC of which Mr. Effron and Mr. Schenker are the General Partners, 178,500 shares beneficially owned by Gameboy Partners, LLC of which Mr. Effron and Mr. Schenker are the managers, and 97,800 shares beneficially owned by Scoggin Worldwide Fund, Ltd. for which Scoggin LLC serves as the investment sub-manager.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2009, and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2009, and certain written representations, no persons who were either a director, executive officer or beneficial owner of more than 10% of the Company’s Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy on Review, Approval or Ratification of Transactions with Related Parties

On March 6, 2007, our Board of Directors adopted the following policy governing transactions with related parties.

Transactions involving related parties present a risk to us of being improperly valued or of exposing us to conflicts of interest. To reduce the potential for these risks the Board has adopted this policy which must be followed in connection with all related party transactions involving us or our subsidiaries when the dollar amount of the transaction or a series of similar related transactions exceeds or is expected to exceed $120,000 during a fiscal year. All completed or proposed related party transactions are to be reported to the Company’s Disclosure Committee no later than the end of the current quarter and the Committee will present the transactions or proposed transactions to the Board of Directors for review, ratification or approval.

Related party transactions may be entered into or continued only if approved as follows:

If the related party transaction is in the normal course of our business and is (a) entered into on terms no less favorable to us than those generally being provided to or available for unrelated third parties, or (b) is fair to us in taking into account the totality of the relationships between the parties involved including other transactions that may be particularly favorable or advantageous to us, then the CEO or CFO may approve the transaction, provided the approving individual is not a party to the transaction. Such transactions will then be presented to the disinterested members of the Board of Directors for ratification.

Any other related party transaction may only be approved by a majority of the disinterested Board of Directors.

Prior to this, related party transactions were reviewed by the Board of Directors as these transactions were contemplated or occurred.

AMENDMENT OF OUR 2005 STOCK INCENTIVE PLAN – Proposal 2

Stock Incentive Plan

Our 2005 Stock Incentive Plan was adopted by our Board of Directors in August 2005 and approved by our stockholders in May 2006. The Plan was amended and restated on May 7, 2008. The purpose of the Amended and Restated 2005 Stock Incentive Plan (the “Stock Incentive Plan”) is to assist us in retaining employees, consultants, professionals, and service providers who provide services to us in connection with, among other things, our management, marine operations, corporate communications, research, archaeological services, business development and our obligations as a publicly-held reporting company.

Proposed Amendment

On March 4, 2010, our Board of Directors adopted, subject to stockholder approval, an amendment to the Stock Incentive Plan to add 3,000,000 shares of common stock to the Plan. Proposal 2 seeks stockholder approval of this amendment.

Our Board of Directors believes that it is desirable to increase the number of shares available for issuance under the Stock Incentive Plan to provide adequate equity incentives to our employees, consultants, professionals, and service providers. When the Stock Incentive Plan was adopted in 2005, there were 2,500,000 shares of common stock reserved for issuance under the Plan. An additional 2,500,000 shares were added to the Plan on May 7, 2008. As of April 1, 2010, there had been 894,953 shares issued under the Plan for the exercise of stock options and awards, and 3,936,747 shares were subject to outstanding stock options and stock awards. As a result, 168,300 shares were available for future grants under the Plan as of April 1, 2010. We do not believe the remaining shares available in the Plan are sufficient to meet our future compensation requirements during 2010 and beyond.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes properly cast on this proposal will be required to approve the proposed amendments to the Stock Incentive Plan. Abstentions and broker non-votes will have no effect on this proposal.

Material Features of the Stock Incentive Plan

The material features of the Stock Incentive Plan, as amended (the “Amended and Restated Plan”), are described below. A copy of the Amended and Restated 2005 Stock Incentive Plan has been filed on the EDGAR database of the Securities and Exchange Commission (“SEC”) as Appendix A to the definitive proxy materials on Schedule 14A. The EDGAR filing can be accessed at www.sec.gov or on the Company’s web site at http://www.shipwreck.net/ secfilings.php where a link is provided. In addition, stockholders who wish to request a paper copy of the Amended and Restated Plan, may send correspondence to the Corporate Secretary, Odyssey Marine Exploration, Inc., 5215 West Laurel Street, Tampa, Florida 33607.

The purpose of the Stock Incentive Plan is to assist us in retaining employees, consultants, professionals, and service providers who provide services to the Company in connection with, among other things, our management, marine operations, corporate communications, research, archaeological services, business development and our obligations as a publicly-held reporting company. In addition, we expect to benefit from the added interest that the participants will have in the welfare of our Company as a result of their ownership or increased ownership of our common stock. In the past we have utilized grants of stock options and stock awards to reduce the cash expense of compensating persons we deem to be important to the ongoing success of our Company. We have also used stock awards and stock options as a tool to promote long-term retention of our officers and key personnel. This afforded us the ability to utilize more of our cash for ongoing operations. We believe this is still a valid approach and important component of our compensation planning.

The Stock Incentive Plan currently authorizes the grant of up to 5,000,000 shares of common stock (subject to adjustment for stock splits and similar capital changes) in connection with restricted stock awards, incentive stock option grants and non-qualified stock option grants. Employees and, in the case of non-qualified stock options, directors, consultants or any affiliate are eligible to receive grants under the Plan. As of April 1, 2010, there had been 894,953 shares issued under the Plan for the exercise of stock options and awards, and 3,936,747 shares were subject to outstanding stock options and stock awards. As a result, 168,300 shares were available for future grants under the Plan as of April 1, 2010.

We believe that, for the foreseeable future, it is in our best interests to be able to continue to engage and compensate such persons through the issuance of stock options or payment in shares of our common stock. For the foregoing reasons, the Board of Directors has unanimously adopted the increase in the number of authorized shares of common stock issuable pursuant to the Amended and Restated Stock Option Plan by 3,000,000 shares, from 5,000,000 to 8,000,000 shares; and directed that such proposal be submitted for the approval of the stockholders at the annual meeting.

Eligibility for Participation in Plan

Persons eligible for awards under the Amended and Restated Plan include officers, employees, consultants, directors and service providers. The granting of awards is discretionary, and we cannot now determine the number or type of awards we will grant in the future to our executive officers. We expect from time to time, in our discretion, we will grant awards to our executive officers under the Amended and Restated Plan under such terms consistent with the Amended and Restated Plan as we deem appropriate at the time of those grants.

Administration of Plan

The Amended and Restated Plan will be administered by the Board of Directors upon recommendations by the Compensation Committee. The Compensation Committee, subject to the provisions of the Amended and Restated Plan, has authority in its discretion to determine the employees of the Company to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The CEO or Chief Financial Officer makes recommendations to the Compensation Committee about equity awards to the employees of the Company. The Compensation Committee makes recommendations to the Board of Directors for approval. The Board of Directors also has authority to interpret the Amended and Restated Plan and to prescribe, amend, and rescind rules and regulations relating to the Plan.

Federal Income Tax Consequences of the Amended Plan

The following discussion is a summary of the U.S. federal income tax consequences to recipients of options or stock awards and to us with respect to options or stock awards granted under the Amended and Restated Plan. While certain options allowed under the Amended and Restated Plan are intended to qualify under Section 422 of the Internal Revenue Code, no incentive stock options have been granted to date.

Options or stock awards awarded to an optionee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Board of Directors. The optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to an option exercise and the acquisition or sale of optioned stock.

A recipient does not recognize taxable income on the grant of a non-qualified stock option, but does recognize ordinary income on the exercise date. The income amount recognized is the amount by which the fair market value of the shares underlying the option exceeds the option exercise price. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the optionee from the exercise of a non-qualified stock option.

A recipient of a restricted stock award generally does not recognize income and the Company is not entitled to a deduction at the time of the award. Instead, the Company is entitled to a deduction and the recipient recognizes income on the date the stock award vests. The amount of compensation income recognized and the Company’s deduction will be the fair market value of the vested stock on the date on which stock is issued. However, the recipient may elect to recognize compensation income at the time of grant, in which case the Company is also entitled to a deduction. The amount will be the fair market value at the date of grant.

In view of the complexity of the tax aspects of transactions involving the grant and exercise of options and stock awards, and because the impact of taxes will vary depending on individual circumstances, each optionee receiving options or awards under the Amended and Restated Plan should consult their own tax advisor to determine the tax consequences in such optionee’s particular circumstances.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE PROPOSAL TO AMEND OUR 2005 STOCK INCENTIVE PLAN

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM – Proposal 3

The Audit Committee has selected the independent registered public accounting firm of Ferlita, Walsh & Gonzalez, P.A. to audit the financial statements of the Company for the year ended December 31, 2010. Ferlita, Walsh & Gonzalez, P.A. served as our independent registered public accounting firm for the fiscal year 2009. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Ferlita, Walsh & Gonzalez, P.A. as our independent registered public accounting firm. If the stockholders do not ratify the appointment of Ferlita, Walsh & Gonzalez, P.A., the appointment of auditors will be reconsidered by the Board of Directors.

It is expected that representatives of Ferlita, Walsh & Gonzalez, P.A. will be present at the meeting and will be given an opportunity to make a statement if they so desire, as well as to respond to appropriate questions from our stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE

APPOINTMENT OF FERLITA, WALSH & GONZALEZ, P.A. AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table presents aggregate fees billed for professional services rendered by Ferlita, Walsh & Gonzalez, P.A. for the audit of the Company’s annual financial statements for the years ended December 31, 2009, and December 31, 2008, and fees billed for other services rendered by them during those periods.

	2009	2008
Audit Fees (1)	$107,095	$102,640
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$107,095	$102,640

(1)	These are fees for professional services performed by Ferlita, Walsh & Gonzalez, P.A. for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

Independence of Principal Accountant and Other Audit Committee Considerations

The Audit Committee reviews at least annually the independent auditors’ qualifications, performance and independence including that of the lead partner. On December 10, 2009, our Audit Committee received written confirmation from Ferlita, Walsh & Gonzalez, P.A. that the firm is independent of the Company within the meaning of the federal securities laws administered by the Securities and Exchange Commission.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Company’s independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company’s principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent registered public accounting firm during the past two fiscal years.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2011 Annual Meeting of Stockholders must be received at the offices of the Company, 5215 West Laurel Street, Tampa, Florida 33607, on or before December 20, 2010, in order to be considered for inclusion in the Company’s 2011 proxy statement for that meeting.

GREGORY P. STEMM

Chairman and Chief Executive Officer

Tampa, Florida

April 19, 2010

Appendix A

As amended by the Board of Directors on January 16, 2008

Approved by Stockholders May 7, 2008

And further amended by the Board of Directors on March 4, 2010

ODYSSEY MARINE EXPLORATION, INC.

2005 STOCK INCENTIVE PLAN

SECTION 1.

PURPOSE

The purpose of this Plan is to promote the growth and prosperity of the Company and its Subsidiaries by providing Eligible Recipients with an additional incentive to contribute to the Company’s success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of Eligible Recipients with those of the Company’s shareholders. The Plan provides for the grant of Incentive Stock Options, Non Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals. The Plan, as well as any amendments thereto that require Shareholder approval, will be submitted to the Company’s shareholders for their approval at the next shareholder meeting.

SECTION 2.

DEFINITIONS

As used in this Plan and any Stock Incentive Agreement, the following terms shall have the following meanings:

2.1 BOARD means the Board of Directors of the Company.

2.2 CAUSE shall mean, with respect to any Participant who is a member of the Board who is not an employee of the Company, a termination of employment or service on the Board (by removal or failure of the Board to nominate the Participant) whenever occasioned by (a) the willful and continued failure by the Participant to substantially perform the Participant’s duties with the Company or a Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes the Participant has not substantially performed the Participant’s duties, or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company.

2.3 CHANGE OF CONTROL means any of the following:

(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan) individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (b) or (c) of this Section) whose election by the Company’s shareholders was approved by a vote of at least two thirds (2/3) of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(c) the shareholders of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as herein defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

2.4 CODE means the Internal Revenue Code of 1986, as amended.

2.5 COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee must be comprised entirely of Outside Directors who are “independent” as that term is defined by the Securities and Exchange Commission, and the listing standards of the stock exchange or other market upon which the Company’s stock is listed or quoted, as the same may be amended from time to time.

2.6 COMMON STOCK means the $.0001 par value common stock of the Company.

2.7 COMPANY means Odyssey Marine Exploration, Inc., a Nevada corporation, and any successor to such organization.

2.8 DISABILITY shall mean disability as determined by the Committee in its sole and absolute discretion.

2.9 ELIGIBLE RECIPIENT means a Key Employee and/or a Key Person.

2.10 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.11 EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.12 FAIR MARKET VALUE of a Share on any date means the mean between the highest and lowest reported selling prices on a national securities exchange of a Share as reported in the appropriate composite listing for said exchange on such date, or, if no such sales occurred on such date, then on the next preceding date on which a sale is made. In the event the Shares are traded in the over the counter market, Fair Market Value of a Share means the mean between the “high” and “low” quotations in the over the counter market on such date, as reported by the National Association of Securities Dealers through NASDAQ or, if no quotations are available on such date, then on the next preceding date on which such quotations are available.

2.13 INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.14 INDEPENDENT DIRECTOR means a director who is determined to be “independent” as that term is defined by the Securities and Exchange Commission, and the listing standards of the stock exchange or market upon which the Company’s stock is listed or quoted as the same may be amended from time to time.

2.15 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.16 KEY EMPLOYEE means any employee of the Company or any Subsidiary, regardless of title or designation, as shall, in the determination of the Committee, hold a position which is important to the success of the Company.

2.17 KEY PERSON means (1) a member of the Board who is not an employee, or (2) a consultant or advisor who is eligible to receive shares which are registered on SEC Form S-8.

2.18 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

2.19 OPTION means an ISO or a NQSO.

2.20 OUTSIDE DIRECTOR means a member of the Board who is not a Key Employee and who qualifies as (1) a “non employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an “outside director” under Code Section 162(m) and the regulations promulgated thereunder.

2.21 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

2.22 PERFORMANCE BASED EXCEPTION means the performance based exception from the tax deductibility limitations of Code Section 162(m).

2.23 PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive which is performance based, as determined by the Committee pursuant to Section 14.3 hereof.

2.24 PLAN means this plan, 2005 Stock Incentive Plan, as it may be further amended from time to time.

2.25 QUALIFYING EVENT shall mean, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.26 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.27 RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) which is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.28 RETIREMENT shall mean, with respect to an Eligible Recipient, such Eligible Recipient’s (i) termination of employment or cessation of performing services after attainment of age 60 and completion of at least fifteen (15) years of service with the Company or Subsidiary, or (ii) termination of employment or cessation of performing services after attainment of age 65 and completion of at least five (5) years of service with the Company or a Subsidiary.

2.29 SHARE means a share of Common Stock.

2.30 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.31 STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit or a Stock Appreciation Right.

2.32 STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.33 SUBSIDIARY means any corporation in which more than fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by the Company.

2.34 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3.

SHARES SUBJECT TO STOCK INCENTIVES

The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed ~~Five~~ Eight Million (~~5~~8,000,000), of which any number may be used for Restricted Stock Awards and Restricted Stock Units, each as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. To the extent permitted by applicable law or regulation, if a Stock Incentive is canceled, forfeited, exchanged or otherwise expires the Shares with respect to such Stock Incentive may become available for reissuance under this Plan.

SECTION 4.

EFFECTIVE DATE

The effective date of this Plan shall be August 3, 2005, which is the date on which the Board of Directors of the Company originally approved the Plan. Such date is subject to the Company’s shareholders approving the Plan within twelve months of such date.

SECTION 5.

ADMINISTRATION

5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation of the Company, and subject to the provisions herein, the Committee shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3 DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it. Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. Moreover, only the Committee may grant Stock Incentives that may meet the Performance Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from Section 16(b) of the Exchange Act.

5.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Eligible Recipients, Participants, and their estates and beneficiaries.

SECTION 6.

ELIGIBILITY

Eligible Recipients selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Key Employees shall be eligible to receive a grant of ISOs.

SECTION 7.

TERMS OF STOCK INCENTIVES

7.1 TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a) Grants of Stock Incentives. Subject to subsection (e) below, the Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (1) lower the Exercise Price of an existing Option, (2) take any action which would be treated as a “repricing” under generally accepted accounting principles, or (3) cancel an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Eligible Recipients selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

(b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and may also be executed by the Participant or accepted by the Participant by electronic transmission, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

(d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to direct the grant of the Stock Incentive.

(e) Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.

(f) Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article, create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees.

7.2 TERMS AND CONDITIONS OF OPTIONS.

(a) Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b) Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the duties of the Eligible Recipient, the contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Committee, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Committee grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on the Eligible Recipient’s failure to exercise the other such Option.

(c) Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the Fair Market Value of a Share on the date the NQSO is granted, whichever price is greatest. Any Stock Incentive intended to meet the Performance Based Exception must be granted with an Exercise Price not less than the Fair Market Value of a Share determined as of the date of such grant.

(d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or

(ii) make an Option exercisable after the date that is (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option which becomes exercisable based on the attainment of performance goals must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including the occurrence of a Qualifying Event. The Key Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

(e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, specifying the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002. Notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange

Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable. Unless otherwise provided in the applicable Stock Incentive Agreement, any vested Option must be exercised within sixty (90) days of the Qualifying Event or other termination of employment of the Participant, unless, in case of a NQSO, by action of the Committee coincident with the Qualifying Event or other termination of employment, the term of exercise is extended to no later than the original expiration date of such NQSO.

(g) Transferability of Options. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise his Option unless the Participant is incapacitated in which case the Option may be exercised by the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option if the Participant is incapacitated shall be determined by the Committee.

(h) ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a) (2).

7.3 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. The Committee may grant Restricted Stock Awards that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception.

(b) Vesting of Restricted Stock Awards. The Committee shall establish the vesting schedule applicable to Restricted Stock Awards and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture.

(c) Termination of Employment. If the Participant’s employment (or in the case of a non employee, such Participant’s service) with the Company and/or a Subsidiary ends before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Awards, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant’s unvested Restricted Stock Awards shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the Performance Based Exception.

(d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Awards vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Awards which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance Based Exception. All other Shares subject to such Restricted Stock Award shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

(e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the Performance Based Exception.

(f) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(g) Transferability of Restricted Stock Awards. Except as otherwise provided in a Participant’s Restricted Stock Award, no Restricted Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

7.4 TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. The Committee may grant Restricted Stock Units that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception.

(b) Vesting of Restricted Stock Units. The Committee shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Award shall remain subject to forfeiture.

(c) Termination of Employment. If the Participant’s employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting in order to qualify the Restricted Stock Units for the Performance Based Exception.

(d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Units which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance Based Exception. All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

(e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the Performance Based Exception.

(f) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

(g) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(e)).

7.5 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is paid with consideration other than Shares, it shall be treated as paid in Shares for purposes of Section 3.

(c) Vesting of Stock Appreciation Rights. The Committee shall establish the vesting schedule applicable to Stock Appreciation Rights and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Stock Appreciation Rights subject to such Stock Incentive Award shall remain subject to forfeiture.

(d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the full value of the Stock Appreciation Right free of all such restrictions. In the case of Stock Appreciation Rights which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a value determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other benefits under the Stock Appreciation Rights shall thereupon be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

(e) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f) Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6 STOCK OPTIONS FOR OUTSIDE DIRECTORS.

This Section 7.6 shall apply only to grants of Stock Options to Outside Directors.

(a) Each Outside Director shall be granted, upon first becoming a director of the Company Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights or such other stock-based award allowable under the Plan in an amount as determined by the Board, provided that no Outside Director may receive more than one such grant for serving as a director of the Company and one or more Subsidiaries.

(b) Each Outside Director shall be eligible to receive Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights or such other stock-based award allowable under the Plan in accordance with the Company’s policy for director compensation as determined by the Compensation Committee of the Company from time to time as approved by the Board of directors.

(c) The price per share of Stock for grants under 7.6(a) or (b) above shall be not less than 100% of the Fair Market Value on the date of grant. Each grant to an Outside Director shall vest as the Board may determine. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. Exercise shall be pursuant to any method described in Section 7.2(e).

SECTION 8.

SECURITIES REGULATION

8.1 LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2 RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3 REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9.

LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of:

(a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

(b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 10.

ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, (i) the number of Shares reserved under Section 3 of this Plan, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (iii) the number of Shares subject to Stock Incentives granted under this Plan, and (iv) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)) (x) the number of Shares reserved under Section 3, (y) the number of Shares subject to Stock Incentives granted under this Plan, and (z) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11.

CHANGE OF CONTROL OF THE COMPANY

11.1 GENERAL RULE FOR CHANGE OF CONTROL. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non Assumed Stock Incentive”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of such Non Assumed Stock Incentive; and/or

(b) Unilaterally cancel such Non Assumed Stock Incentive in exchange for:

(i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

(I) in the case of Options, the Shares that could be purchased subject to such Non Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares;

(II) in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

(ii) cash or other property equal in value to the excess of the Fair Market Value of

(I) in the case of Options, the Shares that could be purchased subject to such Non Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares or

(II) in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

(c) In the case of Options, unilaterally cancel such Non Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b 3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b 3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2 GENERAL RULE FOR OTHER STOCK INCENTIVE AGREEMENTS. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12.

AMENDMENT OR TERMINATION

This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system. An exchange of a later granted Option for an earlier granted Option for any purpose, including, but not limited to, the purpose of lowering the Exercise Price of such Option, and an exchange of a later granted Stock Incentive for an earlier granted Stock Incentive for any purpose, shall not be deemed to be an amendment to this Plan. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

SECTION 13.

MISCELLANEOUS

13.1 SHAREHOLDER RIGHTS. Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

13.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

13.4 NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5 TRANSFERS & RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a

Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation which is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

13.6 GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Florida without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the Middle District of Florida, Tampa Division, or the state courts in Tampa, Florida for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.7 ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

SECTION 14.

PERFORMANCE CRITERIA

14.1 PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance Based Exception, the performance measure(s) to be used by the Committee for purposes of such grants shall be determined by the Committee in its discretion. These performance measure may include but are not limited to the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth, as compared with a peer group or other benchmark; (l) share price (including, but not limited to, growth measures and total shareholder return), and/or (m) any other measures deemed appropriate by the Committee. In setting performance goals using these performance measures, the Committee may exclude the effect of changes in accounting standards and non recurring unusual events specified by the Committee, such as write offs, capital gains and losses and acquisitions and dispositions of businesses.

14.2 DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre established performance goals; provided, however, that Stock Incentives which are to qualify for the Performance Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

14.3 PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

14.4 MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives which shall not qualify for the Performance Based Exception, the Committee may make such grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance Based Exception.

14.5 ACHIEVEMENT OF PERFORMANCE GOALS. The Committee shall have the discretion to determine whether or not a certain performance goal has been attained and the Committee may delegate this authority to management in those cases where it elects to do so.

SECTION 15.

OTHER NON US PROVISIONS

15.1 The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

To record the adoption of this Plan, as amended , by the Board , the Company has caused its authorized officer to execute the same.

Odyssey Marine Exploration, Inc.

By:

Name:

Title:

Date:

ODYSSEY MARINE EXPLORATION, INC. 5215 WEST LAUREL STREET TAMPA, FL 33607

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M23086-P93646	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ODYSSEY MARINE EXPLORATION, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you Vote FOR the following:
Vote on Directors		☐	☐	☐
1.	Election of Directors
Nominees:
01) Gregory P. Stemm 04) Mark D. Gordon
02) Bradford B. Baker 05) David J. Saul
03) David J. Bedeman 06) Jon D. Sawyer
Vote On Proposals The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain
2.	To Amend the Company’s 2005 Stock Incentive Plan by adding 3,000,000 shares of common stock of the Company to the Plan.				☐	☐	☐
3.	Ratification of the Appointment of Ferlita, Walsh & Gonzalez, P.A. as our independent registered public accounting firm.				☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

MEETING LOCATION:

Quorum Hotel - Tampa

Princess Palm Room

700 North Westshore Boulevard

Tampa, FL 33609

DIRECTIONS: The Quorum Tampa - Westshore is located one block North of 1 - 275 at the corner of

Westshore Boulevard and Cypress Street

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M23087-P93646

ODYSSEY MARINE EXPLORATION, INC.

Annual Meeting of Stockholders

June 3, 2010 at 9:30 AM

This Proxy is Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Gregory P. Stemm and David J. Bederman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ODYSSEY MARINE EXPLORATION, INC. that the stockhoIder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 09:30 AM, EDT on June 3, 2010 at the Quorum Hotel - Tampa, Princess Palm Room, 700 North Westshore Boulevard, Tampa, Florida 33609, and any adjournment thereof, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

Continued and to be signed on reverse side